American Century Capital Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated August 1, 2021 ■ Statement of Additional Information dated March 1, 2021

The following replaces the Real Estate management fee table under Investment Advisor on page 27 of the Statement of Additional Information:

Fund	Class	Percentage of Strategy Assets
Real Estate	Investor, A, C and R	1.15% of the first $1.0 billion
1.00% over $1.0 billion
	I and R5	0.95% of the first $1.0 billion
0.80% over $1.0 billion
	Y and R6	0.80% of the first $1.0 billion
0.65% over $1.0 billion

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